EXHIBIT 23.1

                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the incorporation by reference herein of our report included in Handy Hardware Wholesale, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2004, and the reference to our firm under the heading "Experts" in the Prospectus.



                                         /s/ Clyde D. Thomas & Company, P.C.
                                         --------------------------------------
                                         CLYDE D. THOMAS & COMPANY, P. C.
                                         Certified Public Accountants


  May 24, 2005
  Pasadena, Texas